Rule 497(e)

Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

First Trust Nasdaq Retail ETF

(the “Fund”)

Supplement To the Summary Prospectus, Prospectus
and Statement of Additional Information

August 2, 2021

Important Notice Regarding Change in Investment Objective

Notwithstanding anything to the contrary in the Fund’s Summary Prospectus, Prospectus or Statement of Additional Information, or the Supplement filed on May 14, 2021, First Trust Nasdaq Retail ETF will seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the S-Network Global E-Commerce Index (the “New Index”). The Fund expects to begin tracking the New Index prior to the end of October 2021. Currently, the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an equity index called the Nasdaq US Smart Retail Index. The New Index will be composed of approximately 60 securities issued by companies that are materially engaged in the global e-commerce industry, including the online retail, online marketplace, content navigation, and e-commerce infrastructure business segments. The New Index includes companies that operate online stores, the companies that help potential customers find online stores, and the companies that enable e-commerce business activities, from payment processing to delivery to the consumer’s front door.

Additionally, at the time of the Fund’s change to the New Index, the Fund’s name is expected to change to First Trust S-Network Global E-Commerce ETF and its new ticker symbol is expected to be ISHP. The Fund’s shares will continue to be listed for trading on The Nasdaq Stock Market LLC and S-Network Global Indexes, Inc. will serve as the Fund’s index provider.

Please Keep this Supplement for Future Reference